UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2010

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification Number)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Not applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02       Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)           Appointment of Certain Officers.

On December 13, 2010, the Board of Directors of the Company appointed the following officers:

•
Mel G. Riggs was appointed Executive Vice President and Chief Operating Officer of the Company to fill the vacancy in that position resulting from the death of L. Paul Latham on December 11, 2010.  Mr. Riggs, age 56, was previously Senior Vice President - Finance and Chief Financial Officer of the Company, having served in that capacity since 1991.  Mr. Riggs is also a director of the Company and has served on the board of directors since 1994.

•
Michael L. Pollard was appointed Senior Vice President - Finance and Chief Financial Officer.  Mr. Pollard, age 60, was previously Vice President and Principal Accounting Officer of the Company, having served in that capacity since 2003.

Item 7.01                      Regulation FD Disclosure

On December 14, 2010, the Company issued a press release announcing the death of L. Paul Latham and the appointment of officers reported under Item 5.02(c) of this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits.

The following exhibit is provided as part of the information furnished under Item 7.01 of this Current Report on Form 8-K.

Exhibit Number	Description

99.1	Press Release dated December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	December 14, 2010	By:	/s/ Mel G. Riggs
Mel G. Riggs
Executive Vice President and
Chief Operating Officer

Date:	December 14, 2010	By:	/s/ Michael L. Pollard
Michael L. Pollard
Senior Vice President and
Chief Financial Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press Release dated December 14, 2010.